                                                                 EXHIBIT 10.26

                           SECOND ADDENDUM TO LEASE

                           DATED SEPTEMBER 12, 1996

                         METRO CENTER OFFICE BUILDING



THIS SECOND ADDENDUM TO LEASE AGREEMENT dated this 8TH DAY of JANUARY, 1996 by and between METRO CENTER ASSOCIATES, L.P. hereinafter referred to as "Landlord" and DR. STEPHEN GRAHAM, the ALBUQUERQUE CORRECTIVE EYE SURGERY hereinafter referred to as "Tenant".



I.  Re:        ADDITIONAL TENANT IMPROVEMENTS:  Landlord and Tenant
               hereby agree to amortize the additional tenant improvements in the amount of $4,076.00 at 10% annual interest in the following manner: Tenant to make 12 payments in the amount of $355.38 beginning February, 1996, due and payable with the monthly installments of rent.


TENANT:                 ALBUQUERQUE CORRECTIVE EYE SURGERY


BY:  /s/   [cad 157]ILLEGIBLE[cad 179]
     --------------------------------

Date:  8 Jan 96
     --------------------------------



LANDLORD:  BGK ASSET MANAGEMENT CORP. AS
AGENT FOR METRO CENTER ASSOCIATES, L.P.

BY:  /s/ LINDA C. GUTIERREZ
     ---------------------------------
     Linda C. Gutierrez, President

DATE: Jan 8, 1996
     ---------------------------------

ASSIGNMENT OF LEASEHOLD INTEREST
WITH CONSENT OF LANDLORD

"LANDLORD"
BGK ASSET MANAGEMENT CORP.

BY:  /s/ LINDA GUTIERREZ
     ---------------------------------

IT'S:  PRESIDENT
     ----------------------------------
          AS MANAGING AGENT ON BEHALF
          OF METRO CENTER ASSOCIATES, L.P.


"TENANT"
DR. STEPHEN GRAHAM, D.B.A. ALBUQUERQUE CORRECTIVE EYE SURGERY

BY:  /s/ S GRAHAM
     -----------------------------------
     Dr. Stephen Graham


"TRUEVISION"
TRUEVISION LASER CENTERS OF ALBUQUERQUE, INC., A NEW MEXICO CORPORATION

BY:  /s/ JOHN C. HOMAN
     ------------------------------------
     John C. Homan

IT'S:  PRESIDENT
     -------------------------------------


"GUARANTOR"
TRUEVISION LASER CENTERS, INC. A NEVADA CORPORATION

BY:  /s/ JOHN C. HOMAN
     ------------------------------------
     John C. Homan

IT'S:  PRESIDENT
     -------------------------------------

Date:  May 31, 1996
       ------------

STATE OF
         CALIF       )
         ------------
                     )ss.
COUNTY OF SAN DIEGO  )
         ------------

It is hereby acknowledged that the above Lease Assignment was sworn to and executed before me on this 31 day of May 1996 by John
                           --        ---    -
Homan as President of or and on behalf of the TrueVision Laser Centers of Albuquerque, Inc., Tenants.

                                                    Signature
                                                    -----------------------
                                                    NOTARY PUBLIC

My Commission Expires: 16/4//99
                       --------

                                                                          1844
         ALBUQUERQUE CENTER FOR RADIAL KERATOTOMY
2309 FLENARO PL SE STE. 207 PH. 505-242-2556                        96-27/1070
ALBUQUERQUE NM  87106

                                                  27 Nov 1995
                                                  -------  --

PAY
TO THE
ORDER OF Metro Center Assoc                                           $2549.57
         -----------------------------------------------------------
Two thousand five hundred forty nine and 57/100                        DOLLARS
---------------------------------------------------------------------

                        First Security Bank of New Mexico
First                   Headquarters
Security                P.O. Box 1303
Bank                    Albuquerque, New Mexico  87103

for Security Deposit 1720 LOUISIANA                      S Graham MD
-----------------------------------                   -------------------
     001844  107000275   769661906


                                                                      - 410.89
                                                                    ----------
                                                                      $2138.68

                                                              Security Deposit